                            JPMORGAN SERIES TRUST II
                             JPMorgan Bond Portfolio
                  JPMorgan U.S. Large Cap Core Equity Portfolio
                        JPMorgan Small Company Portfolio
                 JPMorgan International Opportunities Portfolio
                        JPMorgan Mid Cap Value Portfolio

                        Supplement Dated October 1, 2003
                    to the Prospectuses dated March 31, 2003

     Effective October 1, 2003, the section "Buying Shares" under the subheading "Buy/Sell Shares" of each Prospectus is hereby supplemented with the following:

     Federal law requires a Portfolio to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The Portfolio may not be able to establish an account if the person does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the Portfolio is unable to verify the person's identity after an account is established, the Portfolio may be required to involuntarily redeem the person's shares and close the account.

                                                                 SUP-STIIPR-1003